--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund Inc. (the "Fund"). On June 30, 1997, the end of the period under review, the Fund's net assets totalled $62.5 million. This represents a net asset value per share of $15.58, a rise of 169.91% from its initial value in August 1987 after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 175.03% in the FTSE All-Share Index (U.S.$) over the same time period. At the end of the period under review, the Fund was quoted at $13.50 per share on the New York Stock Exchange, which represents a 13.35% discount to the Fund's net asset value per share.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                     [SIG]                  [SIG]

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the second quarter of 1997, your Fund experienced a rise in net asset value of 4.17% which compared with an increase of 6.30% in the value of the FTSE All-Share Index. These results are recorded in total return and U.S. dollar based terms.

  The continued strength of U.S. and European stock markets and the buoyant domestic economy inspired U.K. equities to reach new highs. The market took the Labour victory in the General Election in stride and was further encouraged by the decision to give the Bank of England control over interest rates.

  The FTSE-100 Index returned 7.8% over the quarter helped by strong performances from banks and pharmaceuticals. Smaller companies performed poorly with a negative return of 2.7%, with even lower returns from those companies in the manufacturing sectors. The FTSE Mid 250 Index continued to underperform with a negative return of 1.6%, which was due to the impact of sterling's strength on the competitiveness of U.K. industrial companies. Surprisingly, domestic sectors such as Leisure & Hotels and Breweries lagged the market's rise as investors focused on the negative consequences that higher sterling could have for tourism.

  The best performing areas of the equity market were Gas Distribution, Banks, Pharmaceuticals and Electricity. Overseas buying of the major U.K. drug stocks drove share prices up sharply. In utilities, BG (formerly British Gas) benefited from a satisfactory outcome of its appeal to the Monopolies & Merger Committee and the electricity sector featured a bid for The Energy Group. Banks continued their secular out-performance ahead of the building society conversions. Industrial manufacturing stocks generally performed badly as sterling's strength and rising interest rates dissuaded investors from investing in the companies which were particularly adversely affected. The Paper and Packaging sector suffered a severe de-rating and the Diversified Industrials sector was dragged lower by BTR (formerly British Tire & Rubber) its principal component.

  The U.K. gilt market rose as a result of the Chancellor's move to allow the Bank of England to set interest rates. Longer dated stocks performed best returning 8.1%. With inflation seemingly well under control, index-linked stocks remained subdued and returned only 1.7% (in sterling terms), a little ahead of cash.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at June 30, 1997 are outlined below:

                                                           % OF FTSE
                                              % U.K.       ALL-SHARE
                                               FUND          INDEX
                                           ------------  -------------
Mineral Extraction.......................      10.1          10.0
General Manufacturing....................      26.4          13.9
Consumer Goods...........................      26.1          18.0
Services.................................      15.9          21.5
Utilities................................      10.4          10.5
Finance..................................      11.1          22.9
Investment Trusts........................       0.0           3.2

ECONOMIC & MARKET OUTLOOK

  The outlook for the U.K. domestic economy for the remainder of 1997 is for continued consumer-led economic expansion. The conversion and flotation of three building societies over the last three months has released substantial sums into the hands of consumers. Personal disposable incomes are also showing a significant increase in the current year which could keep spending growth at a high level. Despite the Chancellor's stated aim of preventing a spending boom, the Budget failed to dampen down burgeoning consumer expenditure. To maintain inflation at the present subdued level, it is likely that the Bank of England will raise interest rates further. A backdrop of steadily rising interest rates suggests that sterling's period of abnormal strength is not yet over, with possible severe consequences for U.K. industries.

  Industrial companies are faced with renewed sterling strength, particularly against the European currencies, which have depreciated on the prospect of a weak euro. Export orders have been falling at their fastest rate since 1991, a trend which is expected to continue. Although factory output is anticipated to increase on the back of rising domestic orders, companies which rely on exports are now experiencing falling export prices and reduced order books. There is also increasing evidence of pricing pressures for U.K. manufacturers in their domestic market-place from imports. The recovery in Continental European economies will be helpful for those companies with overseas manufacturing plants; however, the negative translation effect of sterling's appreciation is still likely to outweigh any benefit to U.K. companies.

  Despite the very buoyant domestic economy, the Bank of England's strategy of steadily increasing interest rates may succeed in heading off an upturn in inflation. The outlook for the U.K. fixed interest market has improved with the Advance Corporation Tax changes in the Budget which have increased the relative yield attractions of gilts compared with equities. This is a positive background for long-dated gilts where the combination of increased buying by pension funds and a declining supply will lead to lower yields. Shorter dated gilts will be affected by base rate increases and consequently may under-perform the longer end of the market. Overall gilts offer reasonable value with further prospects for capital appreciation.

  The outlook for the U.K. equity market remains mixed. Manufacturers are suffering from lower export orders and pressures on pricing from importers in the U.K. market, whereas some suppliers to the consumer side of the economy are enjoying substantial upturns in business as customers receive their building society windfalls. Elsewhere, the banks and pharmaceutical stocks have seen heavy buying from overseas investors which has driven the FTSE-100 Index to levels which are probably unsustainable in the short term. Other domestic stocks such as gas, water and electricity now offer less value than they had previously. Although small and medium-sized companies have lagged larger companies by a considerable degree over the last twelve months and are now selling at substantially lower ratings, it may be some time before investors focus on value and take advantage of the lower ratings by switching from the market leaders. U.K. equities are likely to remain volatile with continuing divergence in performance between different sectors and stocks. Overall the equity market is probably due a period of consolidation before making further significant progress.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The Fund's strategy over the quarter was to increase the cash holding within the portfolio. We reduced Abbey National, which had performed well ahead of the conversion of several of the leading building societies into banks. We trimmed holdings of smaller stocks with partial sales of Universal Ceramic Materials, Paramount Foods (formerly known as Canadian Pizza), and several other companies. The holdings of National Westminster Bank, Anglian Water and Shell Transport & Trading were reduced to increase the portfolio's cash resources.

  The Fund's ten largest equity holdings as of June 30, 1997 were:

  SHELL TRANSPORT & TRADING

     Market Price as of 06/30/97.................................       410p
     Prospective Earnings per share (to December 1997)...........      20.2p
     Prospective Earnings Multiple...............................      20.3x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent strength in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

     Market Price as of 06/30/97.................................       747p
     Prospective Earnings per share (to December 1997)...........      47.4p
     Prospective Earnings Multiple...............................      15.7x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company may see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  GLAXO WELLCOME

     Market Price as of 06/30/97.................................      1240p
     Prospective Earnings per share (to December 1997)...........      57.4p
     Prospective Earnings Multiple...............................      21.6x

  Glaxo Wellcome is a leading international pharmaceuticals company which is expected to return to strong earnings growth in 1998. Although its patents on Zovirax and Zantac expire this year, sales of newer drugs are likely to increase rapidly. New compounds to treat hepatitis (B&C), malaria and influenza could have significant long-term potential.

  BARCLAYS

     Market Price as of 06/30/97.................................      1192p
     Prospective Earnings per share (to December 1997)...........     107.3p
     Prospective Earnings Multiple...............................      11.1x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. Demand for consumer credit is now growing and the residential mortgage business is expected to develop further this year. We believe that substantial further cost savings can be achieved through the introduction of new technology and staff reductions. BZW, the securities arm of Barclays, is expected to lift its return on capital to more satisfactory levels.

  BRITISH AIRWAYS

     Market Price as of 06/30/97.................................       685p
     Prospective Earnings per share (to March 1998)..............      54.7p
     Prospective Earnings Multiple...............................      12.5x

  British Airways operates international and domestic scheduled air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. Major cost cutting programs should lead to further substantial improvements in profitability. It has announced a proposed alliance with American Airlines, which is currently being reviewed by various regulatory authorities.

  NATIONAL WESTMINSTER BANK

     Market Price as of 06/30/97.................................       808p
     Prospective Earnings per share (to December 1997)...........      76.7p
     Prospective Earnings Multiple...............................      10.5x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks it is undergoing a strategy of branch closures and reductions in its workforce. It is rapidly expanding its investment banking activities and in the last two years it has increased its investment management and corporate advisory capabilities. Although the company has recently suffered from a setback in its derivatives operation, profits are expected to continue their steady growth, helped by a lack of bad debts and increasing fee income.

  JOHNSTON GROUP

     Market Price as of 06/30/97.................................       453p
     Prospective Earnings per share (to December 1997)...........      40.2p
     Prospective Earnings Multiple...............................      11.3x

  Johnston Group is a diversified industrial group involved in road surfacing, quarrying, the manufacture of concrete pipes, road sweepers, fire fighting equipment and washroom equipment. The roadsweeper business has grown strongly and the concrete pipes division has also performed well due to substantial ordering by water companies who are spending heavily to meet tighter environmental standards. Johnston Group was successful in its defense against a hostile tender offer by the conglomerate, TT Group.

  SCHOLL

     Market Price as of 06/30/97.................................       288p
     Prospective Earnings per share (to December 1997)...........      17.8p
     Prospective Earnings Multiple...............................      16.2x

  Scholl is a footwear and healthcare group which is undergoing a major restructuring. The new chief executive has begun to re-focus the company on its areas of greatest strength. It has disposed of its herbal remedies and French antiseptic cleanser businesses and is also likely to dispose of further European activities. This would provide funds for a beneficial global link-up with Schering-Plough, the owner of the Dr. Scholl's brand in the U.S.

  JOHN MENZIES

     Market Price as of 06/30/97.................................       467p
     Prospective Earnings per share (to March 1998)..............      40.7p
     Prospective Earnings Multiple...............................      11.4x

  John Menzies is a major wholesaler of books, newspapers, magazines, home entertainment products and office supplies with a very efficient distribution network. It is a leading retail news agent with 250 outlets and also owns the U.K. retail chain Early Learning Centre which sells educational toys for pre-school children. Early Learning Centre has suffered from a more competitive retail environment for toys but is expected to recover in the current year. Menzies acts as the exclusive U.K. distributor for Nintendo and sales of the Nintendo 64 home entertainment system should lead to a substantial improvement in profits.

  FINLAY (JAMES)

     Market Price as of 06/30/97.................................       110p
     Prospective Earnings per share (to December 1997)...........       8.1p
     Prospective Earnings Multiple...............................      12.4x

  Finlay (James) is a major tea producer, owning tea estates in Kenya and Bangladesh. It also has a stake in a Ugandan tea estate and manages a group of estates on behalf of the Sri Lankan government. Finlay (James) also produces special teas, including instant tea and packaged tea on an exclusive basis for
J. Sainsbury plc, one of Britain's major supermarket chains. Finlay (James) continues to recover from previous ill-considered diversification attempts and is expected to show strong profit growth over the next few years.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                                VALUE
----------------------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           101.2% OF NET ASSETS
           COMMON STOCKS--101.2%
           ALCOHOLIC BEVERAGES--3.3%
  250,000  Allied Domecq plc Ord 25p...................................    $   1,795,795
  270,000  Merrydown plc Ord 25p.......................................          247,208
                                                                         ---------------
                                                                               2,043,003
                                                                         ---------------
           BANKING--11.2%
  100,000  Abbey National plc Ord 10p..................................        1,365,054
  150,000  Barclays plc Ord 100p.......................................        2,976,484
  200,000  National Westminster Bank plc Ord 100p......................        2,688,491
                                                                         ---------------
                                                                               7,030,029
                                                                         ---------------
           BUILDING MATERIALS & MERCHANTS--8.8%
  476,000  Cape plc Ord 25p............................................        1,311,417
  300,000  Johnston Group plc Ord 10p..................................        2,259,830
  550,000  Norcros plc Ord 25p.........................................          654,643
  454,000  Universal Ceramic Materials plc Ord 5p......................          812,457
  344,370  Vibroplant plc Ord 5p.......................................          447,153
                                                                         ---------------
                                                                               5,485,500
                                                                         ---------------
           CHEMICALS--4.8%
  600,000  Manders plc Ord 25p.........................................        1,478,254
   55,000  Wolstenholme Rink plc Ord 25p...............................          590,552
  300,000  Yorkshire Group plc Ord 25p.................................          958,867
                                                                         ---------------
                                                                               3,027,673
                                                                         ---------------
           DIVERSIFIED INDUSTRIALS--2.9%
  200,000  Wardle Storeys plc Ord 10p..................................        1,375,042
  200,000  Whitecroft plc Ord 25p......................................          412,846
                                                                         ---------------
                                                                               1,787,888
                                                                         ---------------
           ELECTRICITY--1.7%
  300,000  National Grid Group plc Ord 10p.............................        1,096,205
                                                                         ---------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--5.0%
  315,000  Beales Hunter plc Ord 20p...................................          610,903
  425,000  CML Microsystems plc Ord 5p.................................        1,022,334
  250,000  General Electric Co. plc Ord 5p.............................        1,494,068
                                                                         ---------------
                                                                               3,127,305
                                                                         ---------------
           ENGINEERING-GENERAL--2.5%
  306,186  Ash & Lacy plc Ord 5p.......................................          828,275
1,250,000  Beauford plc Ord 10p........................................          707,498
                                                                         ---------------
                                                                               1,535,773
                                                                         ---------------
           ENGINEERING-VEHICLES--2.8%
  500,000  LucasVarity plc Ord 25p.....................................        1,731,288
                                                                         ---------------
           FOOD PRODUCERS--7.4%
  275,000  Barr (AG) plc Ord 25p.......................................        1,785,391
  170,500  CPL Aromas plc Ord 10p......................................          293,765
1,000,000  Finlay (James) plc Ord 25p..................................        1,822,847
  450,000  Paramount Foods plc Ord 10p.................................          711,659
                                                                         ---------------
                                                                               4,613,662
                                                                         ---------------
           HEALTH CARE--3.2%
  425,000  Scholl plc Ord 5p...........................................        2,034,055
                                                                         ---------------
           HOUSEHOLD GOODS--1.1%
  182,500  Royal Doulton plc Ord100p...................................          712,429
                                                                         ---------------

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                                VALUE
----------------------------------------------------------------------------------------
           LEISURE & HOTELS--2.6%
  355,000  Inspirations plc Ord 10p....................................    $     404,813
  142,000  Inspirations plc 7.7% Convertible Preference 20p............          203,293
  350,000  MacDonald Hotels plc Ord 5p.................................        1,010,889
                                                                         ---------------
                                                                               1,618,995
                                                                         ---------------
           OIL & GAS--11.8%
  200,000  BG plc Ord 25p..............................................          735,797
  250,000  British Petroleum plc Ord 25p...............................        3,106,746
  200,000  Centrica plc Ord 5p*........................................          243,879
  480,000  Shell Transport & Trading plc Ord 25p (Regd.)...............        3,272,134
                                                                         ---------------
                                                                               7,358,556
                                                                         ---------------
           PHARMACEUTICALS--5.0%
  150,000  Glaxo Wellcome plc Ord 25p..................................        3,096,342
                                                                         ---------------
           RETAILERS-FOOD--2.6%
   54,000  Greggs plc Ord 20p..........................................        1,604,604
                                                                         ---------------
           RETAILERS-GENERAL--6.4%
  106,250  Courts plc Ord 25p..........................................        1,001,993
  250,000  John Menzies plc Ord 25p....................................        1,858,221
  100,000  Kingfisher plc Ord 25p......................................        1,135,325
                                                                         ---------------
                                                                               3,995,539
                                                                         ---------------
           TEXTILES & APPAREL--3.5%
  350,000  French plc Ord 10p..........................................          314,628
  165,000  Shiloh plc Ord 25p..........................................          377,679
1,550,000  Sirdar plc Ord 25p..........................................        1,509,467
                                                                         ---------------
                                                                               2,201,774
                                                                         ---------------
           TOBACCO--2.9%
  200,000  BAT Industries plc Ord 25p..................................        1,789,553
                                                                         ---------------
           TRANSPORT--4.5%
  250,000  British Airways plc Ord 25p.................................        2,848,718
                                                                         ---------------
           WATER--7.2%
  150,000  Anglian Water plc Ord 100p..................................        1,626,828
  100,000  South West Water plc Ord 100p...............................        1,173,614
  250,000  Wessex Water plc Ord 60p....................................        1,679,268
                                                                         ---------------
                                                                               4,479,710
                                                                         ---------------
           Total Common Stocks
             (cost $48,282,535)........................................       63,218,601
                                                                         ---------------
UNITED STATES SHORT-TERM INVESTMENT--
           0.5% OF NET ASSETS
  317,763  Federated Investors, Trust for Short-Term U.S. Government
             Securities +--(cost $317,763).............................          317,763
                                                                         ---------------
           Total Investments
             (cost $48,600,298)--101.7%................................       63,536,364
                                                                         ---------------
           Liabilities in excess of cash and other assets--(1.7%)......       (1,043,668)
                                                                         ---------------
           NET ASSETS--100.0%..........................................    $  62,492,696
                                                                         ---------------
                                                                         ---------------
           NUMBER OF SHARES ISSUED AND OUTSTANDING.....................        4,011,655
                                                                         ---------------
                                                                         ---------------
           NET ASSET VALUE PER SHARE...................................           $15.58
                                                                         ---------------
                                                                         ---------------

------------------
* Non-income producing security.
+ Money market fund.

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.
DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
                -----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value, in either case as determined on the record date for that dividend. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report, including the Statement of Investments, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.
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                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., (Regulated by IMRO), relying on investment advice from Mercury Asset Management International Ltd. (Regulated by
IMRO)

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds" and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  An automatic Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

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                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                                 JUNE 30, 1997
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